Exhibit 31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002
I, Rajiv De Silva, certify that:
1. I have reviewed this quarterly report on Form 10-Q/A of Endo International plc;
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

/S/ RAJIV DE SILVA
Rajiv De Silva
President and Chief Executive Officer (Principal Executive Officer)

Date:	October 6, 2015